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                                                                    Exhibit 99.3


 THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER
  THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION
AND QUALIFICATION EXCEPT UNDER CERTAIN LIMITED CIRCUMSTANCES AND SUBJECT TO THE
  DELIVERY OF AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR
     THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                         SWIFT TELECOMMUNICATIONS, INC.

                      PROMISSORY NOTE DUE JANUARY 31, 2002


No. 1


JANUARY 31, 2001
$14,000,000

      FOR VALUE RECEIVED, the undersigned, SWIFT TELECOMMUNICATIONS, INC., a New York corporation (the "Company"), hereby promises to pay to Mail.com, Inc., a Delaware corporation, or registered assigns, the aggregate principal sum of FOURTEEN MILLION UNITED STATES DOLLARS (US$14,000,000) on January 31, 2001 or earlier under certain circumstances as provided herein.

      1. Maturity Date. This Note shall be due and payable upon the earlier of
(i) the termination of the Merger Agreement (as defined below) as a result of a breach by the Shareholder or the Company of any of their respective representations, warranties or agreements thereunder and (ii) January 31, 2002.

      2. Interest. The Company shall pay interest (computed on the basis of a 360 day year of twelve 30 day months) on the unpaid principal balance hereof at the rate of 10% per annum from the date hereof, payable semiannually, on the 31st day of July and January in each year, commencing with the July 31 next succeeding the date hereof, until the principal hereof shall have become due and payable, except that, to the extent permitted by law, the Company shall pay interest (computed on such basis) on any overdue payment of principal (including any overdue prepayment) and any overdue payment of interest, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to 12 %.

      3. Payments. Payments of principal of and interest on this Note are to be made in lawful money of the United States of America at New York, New York or at
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such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Merger Agreement referred to below. Payments that are due and payable hereunder on a day which is not a Business Day (as hereinafter defined) shall be made on the next Business Day after such due date.

      4. Merger Agreement. This Note was issued pursuant to the Merger
Agreement.

      5. Prepayments. This Note may be prepaid in whole or in part at any time and from time to time without payment of premium or penalty.

      6. Events of Default. An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

            (a) the Company defaults in the payment of any interest on this Note when the same becomes due and payable and the default continues for a period of three (3) Business Days; or

            (b) the Company defaults in the payment of any principal of this Note when the same becomes due and payable, whether at maturity or upon mandatory prepayment or otherwise; or

            (c) the Company fails to observe or perform any other covenant or agreement contained in this Note to be performed by it, and such breach is not cured or such failure continues for a period of 60 days after the receipt of written notice by the Company from the holder hereof stating that such notice is a "Notice of Default"; or

            (d) a default under any credit agreement, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed ("Indebtedness") by the Company or any Material Subsidiary (or the payment of which is guaranteed by any of the Company or any of the Company's Subsidiaries), whether such Indebtedness or guarantee exists on the date of this Note or is created hereafter, which default (i) is caused by a failure to pay when due any principal of or interest on such Indebtedness within the grace period, if any, provided for in such Indebtedness (which failure continues beyond any applicable grace period) (a "Payment Default") or (ii) results in the acceleration of such Indebtedness prior to its express maturity (without such acceleration being rescinded or annulled) and, in each case, the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness under which there is a Payment Default or the maturity of which has been so accelerated, aggregates $15,000,000 or more and after written receipt by the Company from any holder of Notes stating that such notice is a "Notice of Default"; or

            (e) a final, non-appealable judgment or final non-appealable judgments (other than any judgment as to which a reputable insurance company has accepted full liability) for the payment of money are entered by a court or courts of


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      competent jurisdiction against the Company or any Material Subsidiary and remain unstayed, unbonded or undischarged for a period (during which execution shall not be effectively stayed) of 60 days, provided that the aggregate of all such judgments exceeds $5,000,000; or

            (f) the Company or any Material Subsidiary pursuant to or within the meaning of any Bankruptcy Law: (i) commences a voluntary case or proceeding; or (ii) consents to the entry of an order for relief against such company or any Material Subsidiary in an involuntary case or proceeding; or (iii) consents to the appointment of a Custodian of such company or any Material Subsidiary or for all or any substantial part of its property; or (iv) makes a general assignment for the benefit of its creditors; or (v) take corporate or similar action to effect any of the foregoing; or

            (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against the Company or any Material Subsidiary in an involuntary case or proceeding; or (ii) appoints a Custodian of such company or any Material Subsidiary or for all or any substantial part of the property of such company or any Material Subsidiary; or (iii) orders the liquidation of such company or any Material Subsidiary; and in each case referred to in this paragraph (h) the order or decree remains unstayed and in effect for 60 days.

            The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal, state or foreign bankruptcy, insolvency or similar law. The term "Custodian" means any custodian, receiver, trustee, assignee, sequestor, liquidator or similar official under any Bankruptcy Law.

      7.  Remedies on Default, etc.

      7.1 Acceleration.

      (a) If an Event of Default described in paragraph (f) or (g) of Section 6 (other than an Event of Default described in clause (i) of paragraph (f) or described in clause (v) of paragraph (f) by virtue of the fact that such clause encompasses clause (i) of paragraph (f)) has occurred, this Note shall automatically become immediately due and payable.

      (b) If any other Event of Default has occurred and is continuing, the holder hereof may at any time at its, by notice or notices to the Company, declare this Note to be immediately due and payable.

      (c) Notwithstanding subparagraph (b) above, if any Event of Default described in paragraph (a) or (b) of Section 6 has occurred and is continuing, the holder may at any time, at its option, by notice or notices to the Company, declare this Note to be immediately due and payable.

      (d) Notwithstanding subparagraph (b) above, if any Event of Default described in paragraph (d) of Section 6 has occurred and is continuing and the Payment


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Default giving rise to such Event of Default is cured or the acceleration giving rise to such Event of Default is annulled or rescinded within 30 days after receipt of written notice of such Event of Default by the Company from the holder stating that such notice is a "Notice of Default," then such Event of Default and any declaration under subparagraph (b) above shall be deemed automatically annulled and rescinded.

      Upon this Note becoming due and payable under this Section 7.1, whether automatically or by declaration, this Note will forthwith mature and the entire unpaid principal amount hereof, plus all accrued and unpaid interest thereon, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.

      7.2 Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether this Note has become or have been declared immediately due and payable under Section 7.1, the holder may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

      8. Capitalized Terms. Capitalized terms used herein that are defined in the Merger Agreement (as defined above) shall have the respective meanings ascribed to such terms in the Merger Agreement. Other capitalized terms used herein shall have the meanings set forth below:

      "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

      "Material Subsidiary" means any Subsidiary of the Company which at the date of determination is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act (as such Regulation is in effect on the date hereof).

      9. Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York


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excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State. In the event of any conflict between the provisions of this Note, on the one hand, and the Merger Agreement, on the other hand, the provisions of the Merger Agreement shall control absent manifest error.

                                    SWIFT TELECOMMUNICATIONS, INC.


                                    By s/George Abi Zeid
                                       ---------------------------
                                    George Abi Zeid
                                    President



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